Exhibit 24

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints SANDRA VAN TREASE and ANGELA FICK BRALY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26 day of July, 1999.




                                             /s/ John A. O'Rourke
                                        John A. O'Rourke

                       POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JOHN A. O'ROURKE and ANGELA FICK BRALY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26 day of July, 1999.




                                             /s/ Sandra Van Trease
                                        Sandra Van Trease

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JOHN A. O'ROURKE, SANDRA VAN TREASE, and ANGELA FICK BRALY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26 day of July, 1999.




                                             /s/ Norman J. Tice
                                        Norman J. Tice

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JOHN A. O'ROURKE, SANDRA VAN TREASE, and ANGELA FICK BRALY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26 day of July, 1999.




                                             /s/ William H.T. Bush
                                        William H. T. Bush

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JOHN A. O'ROURKE, SANDRA VAN TREASE, and ANGELA FICK BRALY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26 day of July, 1999.




                                             /s/ Ronald G. Evens, M.D.
                                        Ronald G. Evens, M.D.

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JOHN A. O'ROURKE, SANDRA VAN TREASE, and ANGELA FICK BRALY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26 day of July, 1999.




                                             /s/  Earle H.  Harbison, Jr.
                                        Earle H. Harbison, Jr.

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JOHN A. O'ROURKE, SANDRA VAN TREASE, and ANGELA FICK BRALY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26 day of July, 1999.




                                             /s/  Roger  B.  Porter, Ph.D.
                                        Roger B. Porter, Ph.D.

                        POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENTS

                               of

                 RIGHTCHOICE MANAGED CARE, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JOHN A. O'ROURKE, SANDRA VAN TREASE, and ANGELA FICK BRALY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of RightCHOICE Managed Care, Inc. in connection with the RightCHOICE Managed Care, Inc. Amended and Restated Non-employee Directors' Nonqualified Deferred Compensation Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 26 day of July, 1999.




                                             /s/ Gloria W. White
                                        Gloria W. White